UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 29, 2009
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MCG Capital Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

(703) 247-7500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 29, 2009, the Board of Directors of MCG Capital Corporation, a Delaware corporation (the “Company”), amended and restated the Company’s current Amended and Restated Bylaws (such revised Bylaws referred to herein as the “Amended and Restated Bylaws”).

In addition to the amendments described below, the Amended and Restated Bylaws include certain changes to (i) clarify language and (ii) make various technical corrections and non-substantive changes.

The following is a summary of the changes effected by adoption of the Amended and Restated Bylaws.

The Amended and Restated Bylaws:

•	eliminate the requirement that stockholders who nominate persons for election to the Company’s board:

•	comply with all applicable limitations on ownership contained in the Investment Company Act of 1940 Act, as amended, and rules and regulations promulgated thereunder;

•
include a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand; and

•
eliminate the requirement that stockholders who propose business to come before an annual meeting of the Company’s stockholders comply with all applicable limitations on ownership contained in the Investment Company Act of 1940 Act, as amended, and rules and regulations promulgated thereunder.

The foregoing description of the Amended and Restated Bylaws is not complete and is qualified in its entirety by the full text of the Amended and Restated Bylaws adopted and effective as of October 29, 2009.  The Amended and Restated Bylaws as adopted and effective as of October 29, 2009, and a copy marked to show changes from the prior Amended and Restated Bylaws, are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of MCG Capital Corporation.
3.2	Amended and Restated Bylaws of MCG Capital Corporation, marked to show amendments effective as of October 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION

Date: October 30, 2009	By:	/s/ Stephen J. Bacica
Stephen J. Bacica
Executive Vice President and Chief Financial Officer